Exhibit 10.12

SUPPLEMENT NO. 1  dated as of April 28, 2006 (the “Supplement”), to the Security Agreement dated as of November 29, 2005 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among CANO PETROLEUM, INC., a Delaware corporation (“Borrower”), each subsidiary of Borrower signatory thereto (together with the Borrower, the “Grantors” and individually, a “Grantor”) and Union Bank of California, N.A. as Collateral Trustee under the Collateral Trust Agreement (as hereinafter defined) for the benefit of itself and the Secured Parties (as hereinafter defined).

A.            Reference is made to the following documents related to extension of credit to the Borrower:

(i)            that certain Credit Agreement dated as of November 29, 2005 (as heretofore and hereafter amended, restated or otherwise modified from time to time, the “Senior Credit Agreement”) by and among the Borrower, the lenders party thereto from time to time (the “Senior Lenders”), and Union Bank of California, N.A., as administrative agent for such Senior Lenders (the “Senior Agent”);

(ii)           that certain Subordinated Credit Agreement dates as of even date herewith (as heretofore and hereafter amended, restated or otherwise modified from time to time, the “Subordinated Credit Agreement”, and together with the Senior Credit Agreement, the “Master Debt Agreements”), among the Borrower, the lenders party thereto from time to time (the “Subordinated Lenders”), and Energy Components SPC EEP Energy Exploration and Production Segregated Portfolio as administrative agent for such Subordinated Lenders (in such capacity, the “Subordinated Agent”); and

(iii)          those Hedge Contracts (as defined in the Senior Credit Agreement) that the Borrower, the Guarantors (as defined in the Senior Credit Agreement), or any of their Subsidiaries may from time to time enter into one or more with a Senior Lender or one of their Affiliates (a “Swap Counterparty”, and together with the Collateral Trustee, the Senior Agent, the Issuing Lender, the Senior Lenders, the Subordinated Agent, the Subordinated Lenders, the “Secured Parties”).

B.            In connection with the Master Debt Agreements, the Senior Agent, the Senior Lenders, the Subordinated Agent, the Subordinated Lenders, the Collateral Trustee, the Borrower, and other parties thereto, have entered into that certain Collateral Trust and Intercreditor Agreement dated as of even date herewith (as it may be amended, restated, or otherwise modified from time to time, the “Collateral Trust Agreement”), to among other things, appoint the Collateral Trustee as collateral trustee for all of the Secured Parties under the security documents executed in connection with the Master Debt Agreements, including the Security Agreement, and set forth the rights and remedies of the Secured Parties with respect thereto.

C.            Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Collateral Trust Agreement.

D.            The Grantors have entered into the Security Agreement in order to induce the Senior Lenders and the Subordinated Lenders to make loans and the Issuing Lender to issue letters of credit under the Master Debt Agreements. Pursuant to Section 6.15 of the respective

Master Debt Agreements, each Subsidiary of the Borrower that was not in existence on the date of the Senior Credit Agreement is required to enter into the Security Agreement as a Grantor upon becoming a Subsidiary. Section 17(j) of the Security Agreement provides that additional Subsidiaries of the Borrower may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Master Debt Agreements to become a Grantor under the Security Agreement in order to induce the Senior Lenders to make additional loans and the Issuing Lender to issue additional letters of credit and as consideration for loans previously made and letters of credit previously issued.

Accordingly, the Collateral Trustee and the New Grantor agree as follows:

SECTION 1.           In accordance with Section 17(j) of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby agrees (a) to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof in all material respects. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Secured Obligations (as defined in the Security Agreement), does hereby create and grant to the Collateral Trustee, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a continuing security interest in and lien on all of the New Grantor’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

SECTION 2.           The New Grantor represents and warrants to the Collateral Trustee and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

SECTION 3.           This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Trustee shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Trustee. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.           The New Grantor hereby represents and warrants that set forth on Schedule 1 attached hereto are (a) its sole jurisdiction of formation and type of organization, (b) the location of all records concerning its Accounts, General Intangibles, or any other Collateral, (c) its federal tax identification number and the organizational number, and (d) all names used by it during the last five years prior to the date of this Supplement.

SECTION 5.           Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6.           THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

SECTION 7.           In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.           All communications and notices hereunder shall be in writing and given as provided in the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature hereto.

SECTION 9.           The New Grantor agrees to reimburse the Collateral Trustee for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Trustee.

THIS SUPPLEMENT, THE SECURITY AGREEMENT, THE COLLATERAL TRUST AGREEMENT AND THE OTHER MASTER DEBT DOCUMENTS, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

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IN WITNESS WHEREOF, the New Grantor and the Collateral Trustee have duly executed this Supplement to the Security Agreement as of the day and year first above written.

NEW GRANTOR:

PANTWIST, LLC

By:	/s/ S. Jeffrey Johnson
S. Jeffrey Johnson
President

Address of New Guarantor:
309 West 7th Street, Suite 1600
Fort Worth, Texas 76102

COLLATERAL TRUSTEE:

UNION BANK OF CALIFORNIA, N.A., as Administrative Agent

By:	/s/ Kimberly Coil
Kimberly Coil
Vice President

Schedule 1

Supplement No. 1

to the Security Agreement

New Grantor:	Pantwist, LLC

Jurisdiction of Formation / Filing:	Texas

Type of Organization:	limited liability company

Address where records for
Collateral are kept:	309 West 7th Street, Suite 1600
Fort Worth, Texas 76102

Organizational Number:	TX 800646872

Federal Tax Identification Number:	20-4766962

Prior Names:	None.